REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of September 14, 2000, by and among Infocast Corporation, a Nevada corporation (the "Company"), and Sun Microsystems, Inc. (the "Purchaser").

            In order to induce the Purchaser to enter into the Stock Purchase Agreement, dated as of the date hereof, between the Company and the Purchaser (the "Purchase Agreement"), the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Purchase Agreement.

            The parties hereby agree as follows:

1.          Definitions.

            Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            (a) "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            (b) "Commission" means the Securities and Exchange Commission or any successor thereto.

            (c) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

            (d) "Effectiveness Date" means the date that is 120 days after each Closing Date under the Purchase Agreement.

            (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            (f) "Filing Date" means the date that is 60 days after each Closing Date under the Purchase Agreement.

            (g) "Prospectus"  means the prospectus  included in any Registration
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement,




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including,  without limitation, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

            (h) "Registrable Securities" means shares of Common Stock issued and sold under the Purchase Agreement or pursuant to the exercise of the Warrant, upon original issuance thereof and at all times subsequent thereto, until, in the case of any such share of Common Stock, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is salable by the holder thereof pursuant to Rule 144 within any three-month period without limitations on volume or (iii) it is distributed to the public pursuant to Rule 144.

            (i) "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            (j) "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

            (k) "Rule 415" means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

            (l) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            (m)   "Shelf   Registration"   means   either  the   Initial   Shelf
Registration, the Second Shelf Registration or a Subsequent Shelf Registration, as appropriate.

            (n) "Special Counsel" means Wilson Sonsini Goodrich & Rosati, or such other special counsel to the holders of the Registrable Securities as shall be specified by the holders of a majority in aggregate principal amount of the Registrable Securities, the fees and expenses (not to exceed $20,000) of which will be paid by the Company pursuant to Section 5 hereof. There shall be only one Special Counsel.

            (o) "Warrant" shall mean the Warrant, dated September 14, 2000, issued by the Company to the Purchaser.

2.          Shelf Registration.

            (a) The Company shall prepare and file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale from time to time by the holders thereof of the Registrable Securities, which shall include (subject to the


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limitations  of law,  including  Regulation  M) the  shares of Common  Stock (i)
acquired by the Purchaser at the First Closing (as defined in the Purchase Agreement) and (ii) to be acquired upon the exercise of the Warrant (the "Initial Shelf Registration"). Upon a Second Closing (as defined in the Purchase Agreement), if any, the Company shall prepare and file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale from time to time by the holders thereof of the Registrable Securities, which shall include the shares of Common Stock acquired by the Purchaser at the Second Closing (the "Second Shelf Registration"). The Initial Shelf Registration and the Second Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such holders. The Company shall use its best efforts to cause the Initial Shelf Registration and the Second Shelf Registration to be filed with the Commission on or before the Filing Date and to be declared effective under the Securities Act on or prior to the Effectiveness Date and to
keep  the  Initial  Shelf   Registration  and  the  Second  Shelf   Registration
continuously effective under the Securities Act until the date that is 2 years (or for such other time period as shall be specified in Rule 144(k) as the holding period required for termination of certain restrictions on sales of restricted securities by persons other than affiliates) from the date of the latest of the (x) last Closing under the Purchase Agreement or (y) last purchase
of  shares  of  Common   Stock   through  the   exercise  of  the  Warrant  (the
"Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration and the Second Shelf Registration have been sold, or (ii) a Subsequent Shelf Registration (as defined in Section 2(b)) covering all of the Registrable Securities has been declared effective under the Securities Act, or (iii) there cease to be outstanding any Registrable Securities.

            (b) If the Initial Shelf Registration, the Second Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

            (c) The Company shall supplement and amend the Shelf Registration or Subsequent Shelf Registration, as the case may be, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Securities.

3.          Company Registration.

            (a) If the Company shall determine to register any of its equity securities, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is Common Stock

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issuable upon  conversion of convertible  debt  securities  which are also being registered, the Company will:

                  (i) promptly give to each holder of Registrable Securities written notice thereof; and

                  (ii) include in such registration (and any related qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after the date of receipt of such written notice from the Company, by any holder of Registrable Securities.

            (b) If a holder of Registrable Securities decides not to include all of its Registrable Securities in any such registration statement, such holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

            (c) The registration rights set forth in this Section 3 shall terminate with respect to shares of Common Stock sold pursuant to (i) the Purchase Agreement, on the second anniversary of the Second Closing Date (as such term is defined in the Purchase Agreement) and (ii) the Warrant, on the fifth anniversary of the date of this Agreement.

4. Registration Procedures. In connection with the Company's registration obligations under Sections 2 and 3 hereof, the Company shall effect such registration to permit the sale of the Registrable Securities in accordance with the method or methods of disposition thereof intended by the holders of such Registrable Securities (except that the Company shall not be required to effect any registration pursuant to Section 2 involving an underwriting), and pursuant thereto the Company shall as expeditiously as practicable:

            (a) Prepare and file with the Commission a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the Company shall furnish to the Special Counsel copies of all such documents proposed to be filed, which documents will be subject to the review of such Special Counsel and the holders, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any amendment or supplement thereto (other than such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and that the Company is required by applicable securities laws or stock exchange requirements to file) to which the holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or the Special Counsel shall reasonably object on a timely basis.

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

            (b) Prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be amended or supplemented by any required amendment or Prospectus supplement, and as so amended or supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the methods of disposition intended by the holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so amended or supplemented.

            (c) Notify the Special Counsel and any selling holders of Registrable Securities promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the existence of any fact or the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the
Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            (d) Use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) If reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Company or the holders of a majority in aggregate principal amount of such Registrable Securities agree should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement consistent with clause (i) or (ii) above; provided,

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that the Company  shall not be required to take any actions  under this  Section
4(e) that are not, in the opinion of outside counsel for the Company, in compliance with applicable law.

            (f) Furnish to each selling holder of Registrable Securities and the Special Counsel, upon request and without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such holder or counsel).

            (g) Deliver to each selling holder of Registrable Securities and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling holders of Registrable Securities and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any seller reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

            (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

            (j) Upon the occurrence of any event contemplated by Section 4(c)(v) or 4(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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

            (k) If necessary in connection with a disposition of Registrable Securities, make available for inspection, at the offices where normally kept during reasonable business hours, by a representative of the holders of Registrable Securities being sold and any attorney or accountant retained by such selling holders, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as they may reasonably request, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, attorney or accountant in connection with such disposition; provided, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons, and such Persons shall so agree in writing, unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities or (iii) disclosure of such records, information or documents is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

            (l) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar Rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

            (m) Unless any Registrable Securities shall be in book-entry only form, cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the holders may request.

            (n) Provide the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

            (o) Cause the Common Stock to be listed on each securities exchange or quotation system on which the Company's Common Stock is then listed no later than the date the Registration Statement is declared effective and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act and to have such filings declared effective thereunder.

            The Company may require each selling holder of Registrable Securities as to which any registration is being effected, and such selling holder of Registrable Securities agrees, to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each holder of Registrable Securities as to which any Registration Statement is being effected agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously

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

furnished to the Company by such holder not misleading. Any sale of any Registrable Securities by any holder shall constitute a representation and warranty by such holder that the information relating to such holder and its plan of distribution is as set forth in the Prospectus delivered by such holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to such holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

            Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii)-(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by the applicable Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company (the "Registration Expenses") shall be borne by the Company whether or not any of the Registration Statements become effective and whether or not any of the Registrable Securities are transferred pursuant to the Registration Statement. Such fees and expenses shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to designation of the Registrable Securities as eligible for trading, and (ii) of compliance with securities or Blue Sky laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and the Special Counsel, (e) reasonable fees and disbursements of all independent certified public accountants retained by the Company, (f) Securities Act liability insurance if the Company so desires such insurance, and (g) fees and expenses of all other Persons retained by the Company. In addition, the Company will, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

6. Superior Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder to (i) grant rights pari passu or superior to those granted to the Purchaser in Sections 2 and 3 of this Agreement or (ii) include such securities in any registration statement filed under Section 2 or Section 3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Purchaser or its permitted transferees which is included.

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

7.          Indemnification.

            (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, the officers, directors and agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such holder and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or allegedly untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder expressly for use therein. The Company shall also indemnify each selling broker, dealer manager and similar securities industry professional participating in the distribution, and each of their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

            (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder agrees to indemnify, to the fullest extent permitted by law, the Company, its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the officers, directors, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or allegedly untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such document in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein and such information was solely relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus, and such information, if it contains an untrue statement or has an omission, was not timely corrected, updated or supplemented in a writing by such holder to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; and the indemnifying party, upon request of the indemnified party, shall assume the defense and retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. The failure to so notify the indemnifying party shall not relieve the indemnifying party of any obligation or liability except and only to the extent that such failure was prejudicial to the indemnifying party and the indemnifying party was actually damaged or suffered any loss or incurred any additional expense as a result thereof. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the fees and expenses of more than one separate firm (in additional to any local counsel) for all holders and all persons, if any, who control any holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign a Registration Statement and each person, if any, who controls the Company within the meaning of either such section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. The indemnifying party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 7, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

            (d)  Contribution.  If the  indemnification  provided  for  in  this
Section 7 is unavailable to an indemnified party under Section 7(a) or 7(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied in writing by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 7(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total net price at which the Registrable Securities sold by such indemnifying party and distributed to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder, under the Purchase Agreement, the Securities Act or otherwise. The provisions of this Section 7 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any holder or any termination of this Agreement.

8.          Information Requirements.

            (a) The Company shall file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. The Company further covenants that it will cooperate with any holder of Registrable Securities and take such further action as any holder of Registrable Securities may reasonably request (including without limitation making such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

            (b) The Company shall file in a timely manner the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-1 in order to allow the Company to be eligible to file registration statements on Form S-1.

9.          Miscellaneous.

            (a) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of not less than a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of not less than a majority of the Registrable Securities being sold by such holders; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (a) in the case of personal delivery, on the date of such delivery, (b) in the case of delivery by air courier, on the business day following the day of dispatch and
(c) in the case of mailing, on the third business day following such mailing.

                      (x) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(c); and

                      (y) if to the Company, to Infocast Corporation, One Richmond Street West, Suite 902, Toronto, Ontario, M5H 3W4, Attention: President and Chief Executive Officer.

or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

            (d) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in such register of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of each holder of any Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

            (h) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (i) Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written, among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

            (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            (k) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

            (l) Termination. This Agreement and the obligations of the parties hereunder shall terminate at the end of the Effectiveness Period, except for any liabilities or obligations under Section 5 or 6 or the proviso of Section 4(k) above, each of which shall remain in effect in accordance with its terms.

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                          "COMPANY"

                                          INFOCAST CORPORATION


                                           By: /s/ James Leech
                                               ---------------------------------
                                           Name: James Leech
                                           Title: President


                                          "PURCHASER"

                                          SUN MICROSYSTEMS, INC.


                                          By:___________________________________


                                          Name:_________________________________


                                          Title:________________________________